Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 17 — Subsequent Events

Common Stock Issuances

Subsequent to June 30, 2024, the Company issued 80,899 shares of common stock in private placements for proceeds of $250,000.

Series A Preferred Stock

On August 8, 2024, the Company entered into that certain Series A Preferred Stock Purchase Agreement (the “Series A Preferred Stock Purchase Agreement”), pursuant to which the Company agreed to issue and sell 8,000 shares of the Company’s 10.0% Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) for an aggregate purchase price of $8,000,000 (such offering, the “Series A Preferred Stock Offering”).

Holders of the Series A Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors (the “Board”) of the Company, cumulative dividends in-kind, at a rate of 10.000% per annum on the $1,000 liquidation preference per share of Series A Preferred Stock, payable annually in arrears, commencing on August 8, 2025.

The shares of Series A Preferred Stock are convertible into common stock of the Company: (a) in whole or in part, on any date at the option of the holders, (b) in full, automatically in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, resulting in gross proceeds to the Corporation of at least $40.0 million or (c) in full, automatically at the close of the first Trading Day (“Common Stock Uplisting Conversion Date”) upon a Common Stock Uplisting. Trading Day means any day on which the Trading Market of our common stock is open for trading. Common Stock Uplisting means the listing for and commencement of trading of the common stock on a Trading Market. Trading Market means any of the following markets or exchanges on which our common stock is listed or quoted for trading on the date in question: the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, NYSE Amex or any other National Securities Exchange (as defined in the Exchange Act) (or any successors to any of the foregoing).

The shares of Series A Preferred Stock are convertible into common stock of the Company at a conversion price of $4.84 (the “Conversion Price”). In the event the closing price of our common stock closes on the Common Stock Uplisting Conversion Date at a price below the Conversion Price, the Conversion Price shall be reduced to equal the closing price of the Common Stock on the Common Stock Uplisting Conversion Date. Notwithstanding the forgoing or any other provision of the Certificate of Designation, the Conversion Price shall be no less than $3.02 per share.

If the Series A Preferred Stock does not convert into the Company’s common stock based on the conversion features within two (2) years from the effective date of the Series A Preferred Stock Purchase Agreement, the Company is required to redeem the Series A Preferred Stock, which shall include accumulated in-kind dividends, at the $1,000 liquidation preference per share of Series A Preferred Stock.

Proceeds were used to paydown $4,000,000 on the 2023 Convertible Notes and the remainder will be used to partially fund the equipment at our next planned CO2/helium plant and to partially fund general and administrative expenses.

Helium Plant Master Service Agreement and Helium Purchase Agreement (the “Agreements”)

The Company’s sole helium plant is in the St. Johns Field. In June 2024, the Company idled the helium plant and in July 2024 sent a termination letter to the contractor that the helium plant is leased from and operated by to cancel the Agreements. The contractor questioned the validity of the termination and proposed evaluation of strategies that may allow the Company to restart the helium plant and generate sufficient cash flows to cover the helium plant operating costs.